EXHIBIT 99.2

                          REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the "AGREEMENT") is made and entered into as of July 19, 2007 by and between Organitech USA Inc., a Delaware corporation (the "COMPANY"), and Keren Katzir Debenture for Investment Ltd., an Israeli company with its registered office located 2 Choma VeMigdal St., Tel-Aviv, Israel ("HOLDER").

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, between the Company and the Holder (the "SPA"). All capitalized terms used but not defined herein shall bear the meaning ascribed to them in the SPA.

THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   CERTAIN DEFINITIONS.

     As used in this Agreement, the following terms shall have the following meanings:

     "AFFILIATE" means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person. For that purpose, "CONTROL" means holding 50% or more of the shares or voting rights of the controlled entity or the right to appoint one half or more of the members of the Board of Directors (or a similar function body) of the controlled entity.

     "BUSINESS DAY" means a day, other than a Sunday, Friday or Saturday, on which banks in New York City and in Israel are open for the general transaction of business.

     "COMPLETE SALE" shall mean the sale of all Registrable Securities that are held by the Holder.

     "COMMON STOCK" shall mean shares of the Company's common stock, of $0.001 par value per share, and any securities into which such Common Stock may hereinafter be reclassified.

     "PRO RATA" shall mean allocation of a limited quantity among several participants, proportional to the number of securities of the Company held by each participant (on an "as converted" and "as exercised" basis).

     "PROSPECTUS" shall mean (i) any preliminary or final prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and
(ii) any "free writing prospectus" as defined in Rule 163 under the 1933 Act.


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     "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

     "REGISTRABLE SECURITIES" shall mean all and any of the following: (i) the 10,000,000 shares of Common Stock that are to be issued to the Holder under the SPA, (ii) the shares of the Common Stock underlying and reserved for issuance upon each exercise of the Warrant granted to the Holder, (iii) the shares of the Common Stock that may be purchased by the Holder pursuant to exercise of its preemption rights under the SPA, (iv) any other securities issued or issuable with respect to any of the shares described above, whether issued or issuable.

     "REGISTRATION STATEMENT" shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

     "SEC" means the U.S. Securities and Exchange Commission.

     "1933 ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "1934 ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     2.   REGISTRATION.

          (a) SHELF REGISTRATION.

          (i) During the period from the Closing Date until such date that all Registrable Securities held or entitled to be held upon exercise by the Holder may be sold under Rule 144(k) or any successor rule (the "REGISTRATION PERIOD"), the Holder may request a single registration (or more than one registration, to the extent expressly provided below) of all its Registrable Securities ("SHELF REQUEST").

Upon receipt of a Shelf Request, the Company shall prepare and file with the SEC as soon as commercially reasonable, but in any event within sixty (60) calendar days of the Shelf Request) a registration statement on Form SB-2 (or, if Form SB-2 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities) covering the resale of the number of Registrable Securities requested by the Holder to be registered. The Company shall use its commercially reasonable efforts to cause such registration statement to become effective and keep such registration statement effective until the distribution contemplated in the registration statement has been completed.


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          (ii) If, for any reason, the effectiveness of the aforesaid registration statement is terminated prior to achievement of a Complete Sale, the Holder shall again be granted the right to make a Shelf Request, and the Company shall again act as provided in sub-section (i) above, until achievement of a Complete Sale.

          (iii) Notwithstanding the foregoing obligations, if the Company furnishes to the Holder a certificate signed by the Company's chief executive officer stating that in the good faith judgment of the Company's Board of Directors (the "BOARD") it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or
     (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing for a period of not more than one hundred and twenty (120) days after receipt of the request of the Holder pursuant to Section 2(a)(i) above, PROVIDED, HOWEVER, that such right to defer a request shall be exercised by the Company not more than once in any twelve (12) month period; and PROVIDED, FURTHER, that the Company shall not register other shares during such deferral period.

Additionally, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to a Shelf Request during the period that is sixty (60) days before the Company's good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a separate Company-initiated registration, PROVIDED, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective and PROVIDED, FURTHER, that the Company shall not register other shares during such period.

          (iv) Nothing in this Section 2(a) shall prevent the Company from including Company securities currently held by other shareholders of the Company, in a registration statement filed with the SEC pursuant to a Shelf Request; subject to the cut-back provisions in sub-section (v) below.


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          (v) Notwithstanding any other provision of this Section 2(a), if the
     SEC requires the Company to limit the number of its securities being registered under such registration statement, then the number will be reduced as is necessary to satisfy such limitation, and if the Company is registering securities held by other shareholders of the Company in the same registration statement, then there shall be excluded from such registration Registrable Securities held by the Holder and registrable securities that are held by such other shareholders of the Company, pro rata among them, to the extent necessary to satisfy such limitation. In such an event, the Holder shall be entitled to a further Shelf Request, to which no minimum anticipated aggregate offering amount shall apply, in accordance with the provisions of this section 2(a).

          (b) PIGGYBACK REGISTRATION.

          (i) During the Registration Period, if the Company proposes to file a registration statement covering any of its securities (other than a registration statement on Form S-8 or any equivalent or successor form), for its own account or for the account of any other person, it shall give notice to the Holder of such intention. Upon the written request of the Holder, given within twenty (20) days after receipt of any such notice, the Company shall include in such registration all of the Registrable Securities (as defined below) indicated in such request, so as to permit the disposition of the shares so registered in the manner requested by the Holder.

If the sale of the securities to be included in such registration statement is underwritten, and the underwriters insist upon limiting the number of securities being registered, then there shall be excluded from such registration Registrable Securities held by the Holder and registrable securities that are held by other shareholders of the Company who are entitled to have their shares included in such registration (but not Common Stock to be issued by the Company to the public), pro rata among them, to the extent necessary to satisfy such limitation.

          (ii) Notwithstanding any other provision of this Section 2(b), if the SEC requires the Company to limit the number of its securities being registered under such registration statement, then there shall be excluded from such registration Registrable Securities held by the Holder and registrable securities that are held by other shareholders of the Company who are entitled to have their shares included in such registration, pro rata among them, to the extent necessary to satisfy such limitation.

The Holder shall agree not to sell any Registrable Securities included in any public offering for such period as may be required by the SEC.

Notwithstanding the provisions of this Section 2(b)(ii), the Company shall have the right at any time after it shall have given notice to the Holder, to elect not to file any such proposed registration statement.

          (iii) For the purposes of clarity, if the Holder elects to piggyback a registration for the account of the Company or for the account of any other person, and if such registration is not underwritten, the Holder shall not have the right to demand that such registration be part of an underwritten offering.


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          (c) EXPENSES. The Company will pay all expenses associated with each registration, including underwriting fees (in case of an underwritten registration), filing and printing fees, the Company's counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees; but excluding discounts, commissions and fees for selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

          (d) THE HOLDER INFORMATION. Notwithstanding anything herein to the contrary, the Company's obligations hereunder shall be suspended with respect to the Registrable Securities in the event that the Holder fails to provide promptly to the Company such information as the Company may reasonably request at any time, provided that the Company shall request such information only to the extent required to enable the Company to comply with any applicable law or regulation or to facilitate preparation of a Registration Statement.

          (e) SUSPENSION

          (i) Subject to Section 2(e)(ii) below, in the event of: (1) any request by the SEC or any other U.S. federal or state governmental authority during the Effectiveness Period for amendments or supplements to a Registration Statement or related prospectus or for additional information, (2) the issuance by the SEC or any other U.S. federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (3) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, or (4) any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a certificate in writing to the Holder ("SUSPENSION NOTICE") to the effect of the foregoing (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended period of suspension, if known), and, upon receipt of such Suspension Notice, the Holder will discontinue disposition of Registrable Securities covered by the Registration Statement or Prospectus ("SUSPENSION") until the Holder's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until the Holder is advised in writing by the Company that the current Prospectus may be used, and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as possible after delivery of a Suspension Notice to the Holder, and the Company will make all necessary amendments that may be required for that purpose.


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The Suspension and Suspension Notice described in this Section 2(e)(ii) shall be held by the Holder in strictest confidence and shall not be disclosed by the Holder, except as required by applicable law or by the rules of any securities authority or stock exchange.

          (ii) Provided that a Suspension is not then in effect, the Holder may sell Registrable Securities under a Registration Statement, provided that the Holder arranges for delivery of a current Prospectus to the transferee of such Registrable Securities to the extent such delivery is required by applicable law. In the event of a sale of Registrable Securities by the Holder, the Holder must also deliver to the Company's transfer agent, with a copy to the Company, a certificate of subsequent sale reasonably satisfactory to the Company, so that ownership of the Registrable Securities may be properly transferred. The Company will cooperate to facilitate the timely preparation and delivery of certificates (unless otherwise required by applicable law) representing Registrable Securities sold.

     3.   COMPANY OBLIGATIONS.

     The Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

          (a) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the applicable periods and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

          (b) furnish to the Holder (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than four (4) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement if and to the extent the Company deems such information to be applicable to the Holder (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holder that are covered by the related Registration Statement;


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          (c) furnish the Holder, at its request, on the date that the registration statement with respect to such securities becomes effective:

               (i) a copy of an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given in such circumstances, and

               (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants in such circumstances.

          (d) use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

          (e) use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

          (f) immediately notify the Holder, at any time prior to the end of the period of effectiveness, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and


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          (g) With a view to making available to the Holder the benefits of Rule
     144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Holder to sell shares of Common Stock to the public without registration, the Company covenants and agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Registrable
     Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; and (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to the Holder, so long as the Holder owns Registrable Securities, forthwith upon request (A) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after one hundred and twenty (120) days after the effective date of the first registration statement filed by the Company), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements) and (B) such other information as may be reasonably requested in order to avail the Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

     4.   INFORMATION.

     The Company shall not disclose material nonpublic information to the Holder, or to advisors to or representatives of the Holder, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Holder, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and the Holder, if it wishes to obtain such information, enters into an appropriate confidentiality agreement with the Company with respect thereto.

     5.   OBLIGATIONS OF THE HOLDER.

          (a) The Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify the Holder of the information the Company requires from the Holder to have any of the Registrable Securities included in the Registration Statement. The Holder shall provide such information to the Company at least five (5) Business Days prior to the first anticipated filing date of such Registration Statement to have any of the Registrable Securities included in the Registration Statement.

          (b) The Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder.


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          (c) The Holder agrees that, upon receipt of any notice from the
     Company of either (i) the commencement of the applicable suspension pursuant to Section 2(e) above, or (ii) the happening of an event pursuant to Section 3(f) hereof, the Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Holder is advised by the Company that such dispositions may again be made.

          (d) The Holder represents, warrants and covenants that neither it nor any affiliate thereof is or has engaged, or will engage, in (i) any "short sales" (as such term is defined in Rule 200 promulgated under the Exchange
     Act) of the Registrable Securities, including, without limitation, the maintaining of any short position with respect to, establishing or maintaining a "put equivalent position" (within the meaning of Rule 16a-1(h) under the Exchange Act) with respect to, entering into any swap, derivative transaction or other arrangement (whether any such transaction is to be settled by delivery of shares of Common Stock, other securities, cash or other consideration) that transfers to another, in whole or in part, any economic consequences or ownership, or otherwise dispose of, any of the Registrable Securities or (ii) any hedging transaction which establishes a net short position with respect to the Registrable Securities.

     6.   INDEMNIFICATION.

          (a) INDEMNIFICATION BY THE COMPANY. The Company will indemnify and hold harmless the Holder and its officers, directors, employees and agents, successors and assigns, and each other person, if any, who controls the Holder within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:
     (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation or alleged violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure or alleged failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on the Holder's behalf; and the Company will reimburse the Holder, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Holder or any such controlling person in writing specifically for use in such Registration Statement or Prospectus; or (ii) the use of an outdated or defective Prospectus after the Company has notified the Holder in writing that the Prospectus is outdated or defective pursuant to Section 2(e) or Section 3(h) above.


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For the avoidance of doubt, the provisions of this Section 6(a) will remain in full force and effect and survive the sale by the Holder of the Registrable Securities covered by a Registration Statement.

          (b) INDEMNIFICATION BY THE HOLDER. the Holder agrees to indemnify and hold harmless the Company, its directors, officers, employees, agents, successors and assigns, and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement or Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is contained in information furnished in writing by the Holder to the Company specifically for inclusion in such Registration Statement or preliminary Prospectus or Prospectus or amendment or supplement thereto. In no event shall the liability of the Holder be greater in amount than the dollar amount of the proceeds (net of all expense paid by the Holder in connection with any claim relating to this
     Section 6 and the amount of any damages the Holder has otherwise been required to pay by reason of such untrue statement or omission) received by the Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

For the avoidance of doubt, the provisions of this Section 6(b) will remain in full force and effect and survive the sale by the Holder of the Registrable Securities covered by a Registration Statement.


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          (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; PROVIDED that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and PROVIDED, FURTHER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

          (d) CONTRIBUTION. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.

In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this
Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.


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     7.   MISCELLANEOUS.

          (a) AMENDMENTS AND WAIVERS. This Agreement may be amended only by a writing signed by the Company and the Holder. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holder.

          (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.6 of the SPA.

          (c) ASSIGNMENTS AND TRANSFERS. This Agreement may not be assigned by either party (whether by operation of law or otherwise) without the prior written consent of the other party, provided, however, that each party may assign its rights and delegate its duties hereunder to any surviving or successor entity in connection with a merger or consolidation with such surviving or successor entity, or a sale, transfer or other disposition of all or substantially all of the such party's assets to another entity after notice duly given to the other party.

The above notwithstanding, should the Holder transfer to another party all or some of the Registrable Securities, the Holder shall be entitled to assign to the transferee its rights under this Agreement with regard to the transferred Securities, without need of Company's consent.

          (d) BENEFITS OF THE AGREEMENT. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted transferees, successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective transferees, successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (e) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f) TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (g) SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

          (h) FURTHER ASSURANCES. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

          (i) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (j) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Israel, without reference to the choice of law principles thereof. The Company and the Holder consent to and hereby submit to the exclusive jurisdiction of the suitable court in the city of Haifa.

          IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

THE HOLDER                                       ORGANITECH USA INC.


By: _________________________                    By: _________________________

Name:                                            Name:

Title:                                           Title:


                                     - 13 -